UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2014

ENVISION HEALTHCARE HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36048	45-0832318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 19, 2014, Envision Healthcare Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K dated June 17, 2014 (the “Original 8-K”) to report, among other things, the completion of the acquisition of Phoenix Physicians, LLC.  This Form 8-K/A amends and supplements the Original 8-K and is being filed to provide the audited combined financial statements of Phoenix Physicians, LLC and affiliates for the years ended December 31, 2013 and 2012 and the unaudited pro forma condensed combined financial information of the Company described in Item 9.01 below which were not previously filed with the Original 8-K, and are permitted to be filed by amendment no later than 71 calendar days after the Original 8-K was required to be filed with the SEC.  This Form 8-K/A does not amend or modify the Original 8-K in any other respect.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)                           Financial Statements of Business Acquired.

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited combined financial statements and explanatory notes of Phoenix Physicians, LLC and affiliates as of and for the years ended December 31, 2013 and 2012.

Attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited condensed combined financial statements of Phoenix Physicians, LLC and affiliates as of and for the three months ended March 31, 2014 and 2013.

(b)                           Pro Forma Financial Information.

Attached hereto as Exhibit 99.3 and incorporated herein by reference are the unaudited pro forma condensed combined balance sheet as of March 31, 2014 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013.

(d)                           Exhibits.

See the Exhibit Index immediately following the signature page of this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

August 28, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
23.1	Consent of DaszkalBolton LLP.

99.1	Audited combined financial statements and explanatory notes of Phoenix Physicians, LLC and affiliates as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited condensed combined financial statements of Phoenix Physicians, LLC and affiliates as of and for the three months ended March 31, 2014 and 2013.

99.3

Unaudited pro forma condensed combined balance sheet as of March 31, 2014 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013.